UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  October 17, 2008

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN

1-13923

39-0690900

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01

Entry into a Material Definitive Agreement.

On October 17, 2008, the Board of Directors of the Company adopted an amendment to the Rights Agreement, dated as of October 21, 1998, between the Company and Continental Stock Transfer & Trust Company, as successor to Harris Trust and Savings Bank, as amended, to extend the expiration date of the Rights (as defined in the Rights Agreement).  As a result, the Rights will expire on October 31, 2018 unless exercised, redeemed or exchanged sooner.  There were no other changes to the Rights Agreement.

The foregoing summary of the amendment to the Rights Agreement is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 4.1 hereto, the full text of the unamended Rights Agreement, which was filed as Exhibit 4.1 to the Company’s Form 8-A as filed with the Securities and Exchange Commission (the “SEC”) on October 29, 1998, and the full text of the First Amendment to the Rights Agreement dated as of August 22, 2000, which was filed as Exhibit 4.1(a) to the Company’s Form 8-A/A as filed with the SEC on December 19, 2000, each of which is incorporated herein by reference.

Item 3.03

Material Modifications to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2008, the Compensation Committee of the Board of Directors adopted the 2009 Defined Contribution Supplemental Retirement Plan (the “2009 Plan”) to provide supplemental retirement benefits in the future.  Participation under the 2009 Plan will be subject, in all cases, to the discretion of the Compensation Committee.  Current participants in the Supplemental Retirement Plan (including the CEO, CFO, and other named executive officers whose compensation is reported in the Company’s proxy statement) are not eligible to participate in the 2009 Plan.

Under the 2009 Plan, participants will receive an annual Company contribution equal to 8.5% of compensation in excess of the IRS limit for qualified plans (currently $230,000), plus 13% of cash incentive compensation.  A participant’s account will be credited with interest at a rate equal to the prime rate of interest in effect on the first day of each calendar quarter.  Participants will vest upon completing 10 years of service as a participant (including prior service as a direct report to the CEO) and attaining age 55, although the Committee has discretion to specify other age or service requirements.  Accounts are distributable beginning on the date following termination which is selected by the participant, but not later than age 65.  Distribution can be made in a lump sum or in various installments over a period selected by the participant, but not in excess of 120 monthly installments.  The plan is unfunded and contains forfeiture provisions in the event a participant violates confidentiality or restrictive covenant provisions or incurs a termination of employment for cause, as defined in the plan.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 17, 2008, the advance notice provisions of the Company’s bylaws relating to nominations and matters to be brought before meetings of shareholders were amended.  Section 2.13 of the bylaws provides that a shareholder who wishes to (1) nominate a candidate for director or (2) propose an item of business for the shareholders to consider at a meeting of shareholders must follow certain notice and procedural steps outlined in the bylaws.  The amendment clarifies the intent and scope of the bylaw as being applicable to all nominations or matters not covered by the SEC proxy rules, requires more complete disclosure from the proposing parties, particularly with respect to various ownership techniques and other relationships, and provides a time frame for notice to the Company that relates more closely to its proxy preparation schedule.  Under the amended bylaw, notice is required to be given not more than the close of business 120 days, but no less than 90 days, prior to the first anniversary of the preceding years’ annual meeting rather than the previous standard of not more than 90 but less than 60 days.  Modified notice periods are provided in the event of a special meeting of shareholders.

Item 8.01

Other Events

As a consequence of the amendment of the Company’s bylaws reported in Item 5.03, the following information revises and updates the information contained in our proxy statement dated and filed with the Securities and Exchange Commission March 14, 2008.

Any shareholder who intends to present a proposal at the annual meeting to be held in 2009 must deliver the written proposal to the Secretary of the Company at our office in Mosinee, Wisconsin:

•

not later than November 14, 2008, if the proposal is submitted for inclusion in our proxy materials for the 2009 meeting pursuant to Rule 14a-8 under the Exchange Act; or

•

on or after December 18, 2008, and on or before January 17, 2009, if the proposal is submitted pursuant to our bylaws, in which case we are not required to include the proposal in our proxy materials.

Shareholders may present a proposal at the 2009 annual meeting for consideration only if proper notice of the proposal has been given in accordance with one of these requirements.  Nominations for director made from the floor at the annual meeting of shareholders to be held in 2009 require advance notice in accordance with the bylaws.

Item 9.01

Financial Statements and Exhibits

Exhibit 3.2

Bylaws as amended October 17, 2008

Exhibit 4.1

Amendment, dated as of October 17, 2008, between Wausau Paper Corp. and Continental Stock Transfer & Trust Company (the “Rights Agent”), as successor to Harris Trust and Savings Bank, to that certain agreement dated as of October 21, 1998 between the Company and the Rights Agent

Exhibit 10.1

2009 Defined Contribution Supplemental Retirement Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  October 17, 2008

By:  SCOTT P. DOESCHER

Scott P. Doescher

Senior Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated October 17, 2008

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

Exhibit 3.2

Bylaws as amended October 17, 2008

Exhibit 4.1

Amendment, dated as of October 17, 2008, between Wausau Paper Corp. and Continental Stock Transfer & Trust Company (the “Rights Agent”), as successor to Harris Trust and Savings Bank, to that certain agreement dated as of October 21, 1998 between the Company and the Rights Agent

Exhibit 10.1

2009 Defined Contribution Supplemental Retirement Plan